Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT

FIFTH AMENDMENT, dated as of January 10, 2012 (this “Amendment”), to the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of January 6, 2006 (as previously amended, the “Existing Credit Agreement”; as amended by this Amendment, the “Credit Agreement”), among PHH Corporation, a Maryland corporation (the “Borrower”), PHH Vehicle Management Services, Inc., a Canadian corporation (the “Canadian Subsidiary Borrower”), the lenders and agents from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower and Canadian Subsidiary Borrower;

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement as more fully set forth herein;

WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.                                Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement unless the context otherwise requires.

SECTION 2.                                Amendments.

(a)                                  Section 1 of the Credit Agreement is amended by adding the following definitions in alphabetical order:

“Existing Convertible Notes”:  the Convertible Notes and the 2014 Convertible Notes.

“PHH Convertible Notes”: the Existing Convertible Notes and any other convertible notes issued by the Borrower on terms customary for convertible notes at the time of issuance, as determined by the Borrower.

“2014 Convertible Notes”:  the Borrower’s 4.0% Convertible Senior Notes due 2014.

(b)                                 Section 1 of the Credit Agreement is amended by adding the following to the end of the definition of “Capital Stock”: “other than Indebtedness convertible into or exchangeable for Capital Stock of the Borrower”.

(c)                                  Section 6.1 of the Credit Agreement is amended by adding the following to the end of such section: “For purposes of this Section 6.1, the phrase “scheduled or mandatory principal maturities” shall not include conversion of any PHH Convertible Notes made at the election of the holders thereof into common stock of the Borrower, cash or a combination thereof.”

SECTION 3.                                Agreements with respect to Section 6.12.  For the avoidance of doubt, the Borrower and the Lenders agree that (i) neither the entering into by the Borrower nor the performance by the Borrower of its obligations thereunder of a customary call spread, capped call or similar hedging arrangement with respect to any PHH Convertible Notes shall constitute a Restricted Payment, (ii) scheduled and mandatory payments (including payments following conversions made at the election of the holders thereof) made by the Borrower under (x) the Existing Convertible Notes (and any indenture or similar agreement therefor) as in effect on the Fifth Amendment Effective Date or (y) other PHH Convertible Notes having payment and conversion provisions substantially similar to those for the Existing Convertible Notes as in effect on the Fifth Amendment Effective Date (as determined in good faith by the chief financial officer or chief executive officer of the Borrower), are permitted by Section 6.12(a) of the Credit Agreement and (iii) the conversion of PHH Convertible Notes made at the election of the holders thereof into common stock of the Borrower or cash or a combination thereof is permitted by Section 6.12(a) of the Credit Agreement.

SECTION 4.                                      Conditions to Effectiveness.  This Amendment shall become effective upon the date on which each of the following shall have occurred (the date of effectiveness, the “Fifth Amendment Effective Date”):

(a)          the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of (a) the Borrower, (b) the Canadian Subsidiary Borrower and (c) the Required Lenders; and

(b)         the Administrative Agent shall have received evidence that all fees payable by the Borrower on or before the Fifth Amendment Effective Date to the Administrative Agent and the Lenders (or their affiliates) in connection with this Amendment have been paid in full, including the fees and expenses of counsel to the Administrative Agent.

SECTION 5.                                Payment of Fees.  The Borrower shall pay to the Administrative Agent, for the account of the Administrative Agent and consenting Lenders (or their respective affiliates), as applicable, on or before the Fifth Amendment Effective Date all fees which the Borrower has agreed to pay in connection with this Amendment on or prior to the Fifth Amendment Effective Date, including fees and expenses of counsel to the Administrative Agent in connection with this Amendment.

SECTION 6.                                Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):

(a)          as of the Fifth Amendment Effective Date, each of the representations and warranties set forth in Article 3 of the Credit Agreement and in the other Fundamental Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date) with the same effect as if made on and as of the Fifth Amendment Effective Date; and

(b)         there does not exist any Default or Event of Default.

SECTION 7.                                Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and invoiced out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and invoiced fees and disbursements of counsel to the Administrative Agent.

SECTION 8.                                No Other Amendment or Waivers; Confirmation.  Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Fundamental Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Fundamental Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower and the Canadian Subsidiary Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

SECTION 9.                                GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS.

(a)                                  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)                                 EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

(c)                                  On and after the Fifth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement, and each reference in the other Fundamental Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.

(d)                                 This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.  This Amendment may be delivered by facsimile or electronic transmission of the relevant signature pages hereof.  This Amendment shall constitute a Fundamental Document.

(e)                                  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

SECTION 10.                          Severability.  If any provision of this Amendment shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

SECTION 11.                          Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PHH CORPORATION, as the Borrower

By:	/s/ Mark E. Johnson
Name: Mark E. Johnson
Title: SVP and Treasurer

PHH VEHICLE MANAGEMENT SERVICES, INC., as the Canadian Subsidiary Borrower

By:	/s/ Mark E. Johnson
Name: Mark E. Johnson
Title: SVP and Treasurer

[PHH Corporation — Fifth Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Richard J. Poworoznek
Name: Richard J. Poworoznek
Title: Executive Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

Bank of America, N.A.

By:	/s/ William Soo
Name: William Soo
Title: Vice President

[PHH Corporation — Fifth Amendment]

Name of Lender:

Citibank, N.A.

By:	/s/ Robert B. Goldstein
Name: Robert B. Goldstein
Title: Managing Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

Deutsche Bank AG New York Branch

By:	/s/ John S. McGill
Name: John S. McGill
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[PHH Corporation — Fifth Amendment]

Name of Lender:

The Royal Bank of Scotland plc

By:	/s/ James Welch
Name: James Welch
Title: Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

The Royal Bank of Scotland N.V.

By:	/s/ Bhavin Shah
Name: Bhavin Shah
Title: Managing Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

Manufacturers and Traders Trust Company

By:	/s/ Laurel LB Magruder
Name: Laurel LB Magruder
Title: Vice President

[PHH Corporation — Fifth Amendment]

BARCLAYS BANK PLC

By:	/s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

[PHH Corporation — Fifth Amendment]

Wells Fargo Bank, N.A.

By:	/s/ Michael J. Giese
Name: Michael J. Giese
Title: Managing Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

WESTLB AG, NEW YORK BRANCH

By:	/s/ Laura A. Spichiger
Name: Laura A. Spichiger
Title: Executive Director

By:	/s/ Pui Chow
Name: Pui Chow
Title: Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

CIBC INC.

By:	/s/ Dominic J. Sorresso
Name: Dominic J. Sorresso
Title: Executive Director

By:	/s/ Michael Gewirtz
Name: Michael Gewirtz
Title: Executive Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

The Bank of New York Mellon

By:	/s/ Gregory Muller
Name: Gregory Muller
Title: Managing Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

The Bank of Nova Scotia

By:	/s/ David Schwartzbard
Name: David Schwartzbard
Title: Director

[PHH Corporation — Fifth Amendment]

Name of Lender:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[PHH Corporation — Fifth Amendment]